Exhibit 99.1

Barclay's Back-To-School Conference September 2009

Presenters Martin L. Orlowsky Chairman, President and Chief Executive Officer David H. Taylor Executive Vice President, Finance and Planning, Chief Financial Officer

Safe Harbor Disclaimer You are cautioned that certain statements made in this presentation are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain the words "expect", "intend", "plan", "anticipate", "estimate", "believe", "will be", "will continue", "will likely result", and similar expressions. In addition, any statement that may be provided by management concerning future financial performance (including future revenues, earnings or growth rates), ongoing business strategies or prospects, and possible actions by Lorillard, Inc. are also forward-looking statements as defined by the Act. Forward-looking statements are based on current expectations and projections about future events and are inherently subject to a variety of risks and uncertainties, many of which are beyond the control of Lorillard, Inc., that could cause actual results to differ materially from those anticipated or projected. Information describing factors that could cause actual results to differ materially from those in forward-looking statements is available in Lorillard, Inc.'s various filings with the Securities and Exchange Commission. These filings are available from the SEC over the Internet or on hard copy, and are, in some cases, available from Lorillard, Inc. as well. Forward-looking statements speak only as of the time they are made, and Lorillard, Inc. expressly disclaims any obligation or undertaking to update these statements to reflect any change in expectations or beliefs or any change in events, conditions or circumstances on which any forward-looking statement is based. This forward-looking statements disclaimer is only a brief summary of Lorillard, Inc.'s statutory forward-looking- statements disclaimer. You are urged to read that disclaimer, which is included in Lorillard Inc.'s 10K and 10Q filings with the SEC.

Regulation G Compliance You are also reminded that during this presentation, certain non-GAAP financial measures, such as EBITDA and Adjusted Operating Income per 1,000 Cigarettes may be discussed. These measures should not be considered an alternative to net income, or any other measure of financial performance or liquidity presented in accordance with generally accepted accounting principles (GAAP). These measures are not necessarily comparable to a similarly titled measure of another company. Please refer to Appendix A for information that reconciles these discussed figures with the most comparable GAAP measures.

Lorillard Overview Third largest tobacco company in the United States Sell products only in the U.S., Puerto Rico and U.S. possessions Spun off from Loews Corporation in June 2008 Leading position in the two best performing categories in the cigarette market Strong brand portfolio led by the Newport brand #1 menthol cigarette brand #2 overall cigarette brand Other brands include: Old Gold, Maverick, Kent, True and Max Sound strategy and strong execution has generated industry-leading growth and profitability

Trends in the U.S. Cigarette Market Industry unit volume has declined at a 3.1% CAGR over the past six years and declined 3.3% in 2008 Increases in federal and state excise taxes are impacting trends First half of 2009 declined 7.0% Second half of 2009 trend unclear (billions of cigarettes shipped) 2002 - 2008 CAGR (3.1%) Source: Domestic wholesale shipments per MSAI. 1H09 (7.0%) annualized ? 286 276 274 271 270 260 251 79 68 64 60 56 52 54 57 56 51 49 45 418 401 394 382 376 357 345 49 45 0 100 200 300 400 500 600 2002 2003 2004 2005 2006 2007 2008 2009 Premium Discount Deep Discount

Strong Brand Portfolio is Led by Newport (1) 2008 Sales: $4.2 billion Source: Lorillard Shipment Data. (1) Includes Old Gold, Maverick, Kent, True and Max brands. Accounted for 92.3% of 2008 domestic shipments Newport (93.7% of 2008 net sales) Primary driver of profitability Kent, True and Max Mature brands -- harvesting profit Premium Brands Accounted for 7.7% of 2008 domestic shipments - 10.1% in 1st half 2009 Maverick and Old Gold Maintain presence in lower price segment Experiencing increased growth given challenging consumer environment Discount Brands 2008 Net Sales Breakdown by Brand 2008 Volume Breakdown by Price 2008 Domestic Shipments: 37.0 billion Others 6.3% Newport 93.7% Discount 7.7% Premium 92.3%

Menthol Continues to Gain Share As consumer preferences continue to evolve, Lorillard is best positioned to capitalize on that trend Source: Domestic wholesale shipments per MSAI (adjusted to exclude Camel Crush). 26.4% 26.4% 26.7% 27.4% 27.9% 28.4% 28.6% 20.0% 21.0% 22.0% 23.0% 24.0% 25.0% 26.0% 27.0% 28.0% 29.0% 30.0% 2003 2004 2005 2006 2007 2008 20091H

Recent Menthol Share Growth Recent Menthol share growth can be attributed to: Highly competitive brand retail price promotions Continuation of competitors' line extension strategies (i.e., Marlboro Blend 54) Slower long-term decline rate for Menthol vs. Non-Menthol

Newport Leads the Menthol Segment Source: Domestic wholesale shipments per MSAI (adjusted to exclude Camel Crush). Wholesale Shipments 29.2% 30.1% 31.5% 32.2% 32.9% 34.0% 33.9% 12.8% 14.2% 15.0% 16.4% 17.7% 18.7% 11.4% 11.2% 11.0% 9.0% 10.1% 11.1% 11.4% 11.5% 8.8% 8.5% 7.5% 6.8% 6.4% 6.0% 5.7% 1.0% 1.1% 1.3% 2.3% 2.9% 2.8% 2.3% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 2003 2004 2005 2006 2007 2008 20091H Share of Menthol Segment Newport Marlboro Menthol Kool Salem Camel Menthol

Newport Leads the Menthol Segment Source: Lorillard's Proprietary Retail Database (adjusted to exclude Camel Crush). Retail Shipments 31.3% 32.5% 33.1% 33.7% 34.6% 35.3% 14.6% 15.4% 16.9% 18.0% 18.8% 13.3% 11.9% 11.5% 9.4% 10.5% 11.3% 11.7% 9.0% 7.7% 7.1% 6.6% 6.2% 5.9% 2.3% 1.0% 1.2% 2.9% 2.9% 2.3% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 2004 2005 2006 2007 2008 20091H Share of Menthol Segment Newport Marlboro Menthol Kool Salem Camel Menthol

Maverick Growth Source: Domestic wholesale shipments per MSAI. Maverick's volume growth continues (millions of domestic cigarettes shipped) 2003 - 2008 CAGR 35.1% 514 692 869 1,073 1,440 2,312 - 500 1,000 1,500 2,000 2,500 2003 2004 2005 2006 2007 2008

Operating Strategy Long-Term Focus Continue to focus on premium price segment (Newport, Kent, True and Max); maintain presence in discount segment (Maverick and Old Gold) without marketing investment Leverage Newport's strong brand equity position in key markets where the opportunity is greatest; invest marketing dollars for most profitable Newport market share growth Optimize tradeoff between market share and profitability Invest capital to maximize returns to investors Evaluate expansion opportunities Overall objective is to profitably grow Newport's market share

Current Environment Federal and state excise tax increases will negatively impact industry volumes and trends Economic environment First half 2009 industry wholesale shipment volume declined 7.0% (premium brands declined 9.6%) Second half of 2009 may see continued or accelerated volume erosion Level of competition remains high FDA Timeline Menthol Litigation

Financial Results

Recent Results Second quarter results strong Total units up 2.1% as a result of a combination of factors Wholesale inventory re- loading Increased pricing compared to prior year Costs per unit up due to higher tobacco and wrapping costs, pension costs and impact of LIFO SG&A up ~$7 million primarily due to higher legal defense costs, pension costs and incremental public company costs Operating income up dramatically - 29.5% Cautious outlook for second half Weak economic conditions Excise tax impact on retail selling prices

Most Profitable Operating Model Profitability of Lorillard vs. Competition Lorillard operates the most profitable business model among major U.S. cigarette companies, consistently outperforming key competitors Note: Based on Lorillard's analysis of competitors' public information. Adjusted Operating Income Per 1,000 Cigarettes $27.21 $28.35 $30.10 $34.13 $36.58 $37.95 $22.29 $23.72 $25.02 $26.29 $28.07 $29.74 $9.02 $13.43 $17.06 $18.63 $20.79 $23.42 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 $40.00 2003 2004 2005 2006 2007 2008 Lorillard Philip Morris USA Reynolds

Financial Policy Highlights Uses for free cash flow Capital investment (~$50 million per year) Dividends (target payout ratio of 70 - 75% of earnings) Share repurchases Potential acquisitions Return of cash to shareholders $400 million share repurchase program completed in October 2008 $250 million share repurchase program completed July 2009 $750 million share repurchase program announced July 27, 2009 $622 million in dividends paid since spin-off from Loews in June 2008 September 2009 - quarterly dividend increased to $1 per share Capital structure Recently completed successful offering of $750 million senior notes First step toward long term target of 1.5X total debt to EBITDA

Investment Highlights Leader in the best performing segments of the cigarette market: premium and menthol Significant Newport brand equity and customer loyalty Allows for premium pricing Drives volume increases and market share gains Lorillard unit volumes increased 7.4% over the past five years, vs. 13.9% decline for total cigarette volumes Efficient business model and disciplined operating philosophy focused on optimizing profitability and market share growth Lorillard is the most profitable U.S. cigarette company Consistent earnings, substantial free cash flow and conservative balance sheet provides opportunity to generate attractive returns for shareholders Since spin-off in June 2008, returned $1.272 billion to shareholders through dividends and share repurchases Well-positioned for today's economic and regulatory environment

Appendix A Regulation G Reconciliations Reconciliation of Net Income to EBITDA Reconciliation of Operating Income to Adjusted Operating Income

Questions